SUPPLEMENT DATED JANUARY 25, 2013 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated September 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

In the section of the Prospectus entitled “Shareholder Information—Distributions,” the first sentence of the third paragraph under the heading “Net Investment Income and Capital Gains” is hereby deleted and replaced with the following:

Net investment income, if any, is typically distributed to shareholders monthly by each Fund (quarterly with respect to Market Vectors Mortgage REIT Income ETF) while capital gains, if any, are typically distributed to shareholders at least annually.

In the section of the Prospectus entitled “Shareholder Information—Tax Information,” the first sentence of the first paragraph under the heading “Taxes on Distributions” is hereby deleted and replaced with the following:

As noted above, each Fund expects to distribute net investment income at least monthly (quarterly with respect to Market Vectors Mortgage REIT Income ETF), and any net realized long-term or short-term capital gains annually.

Please retain this supplement for future reference.

SUPPLEMENT DATED JANUARY 25, 2013 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MARKET VECTORS ETF TRUST
Dated September 1, 2012

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

In the section of the SAI entitled “Dividends and Distributions,” the first three sentences of the first paragraph under the heading “General Policies” are hereby deleted and replaced with the following:

Dividends from net investment income, if any, are declared and paid monthly by each Fund (quarterly with respect to Market Vectors Mortgage REIT Income ETF) while capital gains distributions will generally occur annually in December. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act..

Please retain this supplement for future reference.